UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 6, 2021
Date of Report (Date of Earliest Event Reported)

INSIGNIA SYSTEMS INC/MN
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

212 Third Avenue N, Suite 356 Minneapolis, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

(Registrant’s Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ISIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 6, 2021, Insignia Systems, Inc. issued a press release announcing the pursuit of strategic options, the text of which is furnished as Exhibit 99.1 attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
99.1	Press Release dated December 6, 2021	Furnished Electronically
104	Cover Page Interactive Data File	Filed Electronically

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: December 6, 2021	By:	/s/ Zackery A. Weber
Zackery A. Weber
Senior Director of Financial Planning and Analysis

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